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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 4, 1999

                                 CELLPOINT INC.
                    (formerly Technor International, Inc.)
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          NEVADA                    0-25205                 52-2032380
----------------------------       ----------            -----------------
(State or Other Jurisdiction       Commission             I.R.S. Employer
      of Incorporation)            File Number           Identification No.

SOFIELUNDSVAGEN 4, S-191 47, SOLLENTUNA, SWEDEN
-----------------------------------------------              ---------
(Address of Principal Executive Offices)                     Zip Code

     Registrant's telephone number, including area code: 011-46-8-544-90000

                           TECHNOR INTERNATIONAL, INC.
                  SATRAANGSVAGEN 88, S-182 37 DANDERYD, SWEDEN
            --------------------------------------------------------
           Former name or former address, if changed since last report
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 ITEM 5.    OTHER EVENTS.

                  On October 4, 1999, the Company amended its Articles of
            Incorporation to change its corporate name to "CellPoint Inc.". The name change was approved by a majority of the stockholders of the Company by written consent. An Information Statement setting forth the details of the name change was distributed to stockholders on September 13, 1999.

                  The Company has also changed its trading symbol to "CLPT" in substitution for "TNOR".

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)   EXHIBITS.

                  3 Certificate of Amendment to the Articles of Incorporation,
            filed with the Secretary of State of Nevada on October 4, 1999.


                                       -2-
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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           CELLPOINT INC.


                                           By /s/ PETER HENRICSSON
                                              ---------------------------
                                                  Peter Henricsson
                                                  President


Date: October 5, 1999